SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                        C U R R E N T   R E P O R T


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              November 6, 1997
              Date of Report (Date Of Earliest Event Reported)


                           EAGLE FINANCIAL CORP.
           (Exact Name Of Registrant As Specified In Its Charter)


                                  Delaware
               (State Or Other Jurisdiction Of Incorporation)


                  0-15311                         06-1194047
          (Commission File Number)      (IRS Employer Identification No.)

                              222 Main Street
                         Bristol, Connecticut 06010
            (Address Of Principal Executive Offices) (Zip Code)

                               (860) 314-6400
            (Registrant's Telephone Number, including Area Code)


                               NOT APPLICABLE
       (Former Name Or Former Address, If Changed Since Last Report)



               ITEM 5.  OTHER EVENTS.

                         Eagle Financial Corp., a Delaware corporation
               ("Eagle"), announced on November 6, 1997 that it has suspended its Dividend Reinvestment and Stock Purchase Plan (the "DRP") pending consummation of Eagle's proposed merger with Webster Financial Corporation ("Webster") announced on October 27, 1997. The suspension of the DRP was required under the terms of the pending merger with Webster.

                         Eagle's press release announcing the suspension
               of the DRP is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


               ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

               (c)  Exhibits

                         99.1      Press Release issued by Eagle
                                   Financial Corp. on November 6, 1997.


                                       SIGNATURE


                         Pursuant to the requirements of the Securities
               Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

               Dated:  November 6, 1997


                                        EAGLE FINANCIAL CORP.


                                        By:     /s/ Robert J. Britton
                                        Name:     Robert J. Britton
                                        Title:    President and Chief
                                                  Executive Officer


                                       EXHIBIT INDEX


               Exhibit
               Number              Description

               99.1           Press Release issued by Eagle Financial Corp.
                              on November 6, 1997.